SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K/A

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (date of earliest event reported) January 5, 2000

                        TOUPS TECHNOLOGY LICENSING, INC.
             (Exact name of registrant as specified in its charter)

         Florida                    000-23897                   59-3462501
State or other jurisdiction        Commission                 (IRS Employer
of incorporation)                  File Number)            Identification No.)

             7887 Bryan Dairy Road, Suite 105, Largo, Florida 33777
                    (address of principal executive offices)

Registrant's telephone number, including area code:  (727)-548-0918



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ITEM 1            Not applicable

ITEM 2            Not applicable

Item 3            Not applicable.

Item 4            Not applicable.

Item 5            Not applicable

Item 6            Not applicable.

Item 7            Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (c)  Exhibits

                  Letter dated March 2, 2000 from Harper, Van Scoik & Company, L.L.P.

Item 8            Not applicable.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Toups Technology Licensing, Inc.
                                  (Registrant)



Date:March 16, 2000           Leon H. Toups, President
                              ------------------------
                                   (Signature)